EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           In connection with the Quarterly Report of First Federal Bancshares, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission (the “Report”), I, James J. Stebor, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

/s/ James J. Stebor

James J. Stebor
Chief Executive Officer
August 7, 2002